Filed Pursuant to Rule 497

Securities Act File No. 333-228959

Minimum Offering of 1,500,000 Shares

Maximum Offering of 100,000,000 Shares

YieldStreet Prism Fund Inc.

Supplement No.2 dated February 13, 2020

to

Prospectus dated February 6, 2020

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of YieldStreet Prism Fund Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest.

The securities described in this Prospectus are not offered for sale in the states of Nebraska, North Dakota or Texas or to persons resident or located in such states. No subscription for the sale of shares will be accepted from any person resident or located in Nebraska, North Dakota or Texas.